UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 25, 2019

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadway, 3rd Floor New York, New York (Address of principal executive offices)	10038 (Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	AXSM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On July 25, 2019 (the “First Amendment Effective Date”), Axsome Therapeutics, Inc., a Delaware corporation (the “Company”), entered into the first amendment (the “First Amendment”) to its previously disclosed Loan and Security Agreement, dated as of March 5, 2019 (the “Loan Agreement”), with (a) Silicon Valley Bank, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent, (b) Silicon Valley Bank, a California corporation, as a lender, and (c) WestRiver Innovation Lending Fund VIII, L.P., a Delaware limited partnership (“WestRiver” and together with SVB, the “Lenders”), as a lender.

Under the First Amendment, the interest-only monthly payment period was extended to 18 months after the date of the Loan Agreement, which may be further extended to 24 months upon receipt by the Company of the additional $4,000,000 that remained unfunded under the Loan Agreement (the “Term B Loan Advance”). The Company’s ability to draw down on this additional amount was extended to December 31, 2019, subject to the Company’s achievement of positive data, prior to or on December 31, 2019, with respect to the Company’s Phase 2 clinical trial for AXS-12, sufficient to submit a Phase 3 protocol to the U.S. Food and Drug Administration (“FDA”), provided that the Company has not received any objections from the FDA within thirty days after submission of such Phase 3 protocol (the “Milestone Event”).  The time period under which the Company may request the Term B Loan Advance was extended to the period commencing on the Milestone Event and continuing through December 31, 2019. The Term B Loan Advance and the initial $20,000,000 advance made under the Loan Agreement (the “Term A Loan Advance” and together with the Term B Loan Advance, the “Loan Advances”) mature on February 1, 2023 (the “Maturity Date”).

Pursuant to the Loan Agreement, as amended by the First Amendment, following the interest-only payment period, the Company will begin making monthly payments of principal in equal monthly installments for 30 consecutive months (provided, that, upon the occurrence of the Milestone Event, the repayment schedule will be decreased to 24 consecutive months) and monthly payments of interest, until the Maturity Date.  Interest will accrue on the unpaid principal balance of the outstanding Loan Advances at a floating per annum rate equal to the greater of (i) seven and one-half of one percent (7.50%) and (ii) two percent (2.0%) above the prime rate. The First Amendment increased the final payment fee, payable upon the Company’s repayment of the Loan Advances from 6.0% to 6.30% of the original principal amount of the Loan Advances.

Pursuant to the Loan Agreement, as amended by the First Amendment, at the Company’s option, the Company may prepay all, but not less than all of the Loan Advances, subject to a prepayment fee of 3.0% of any amount prepaid prior to the first anniversary of the First Amendment Effective Date, 2.0% of the amount prepaid if the prepayment occurs after the first anniversary of the First Amendment Effective Date through and including the second anniversary of the First Amendment Effective Date, or 1.0% of the amount prepaid if the prepayment occurs after the second anniversary of the First Amendment Effective Date, but prior to the Maturity Date. These percentages are unchanged from the original Loan Agreement.

Except as amended by the First Amendment, all other the terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and the other loan documents remain in full force and effect.  The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the First Amendment, the Company issued to each of SVB and WestRiver (each, a “Holder”) a warrant, dated July 25, 2019 (individually a “July 2019 Warrant”, and collectively, the “July 2019 Warrants”), which become exercisable only upon funding of the Term B Loan Advance, to purchase 5,750 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at a price per share equal to $25.71. The July 2019 Warrants replace the portion of the warrants related to the Term B Loan Advance that were previously issued to SVB and WestRiver on March 5, 2019 in connection with the Loan Agreement (the “March 2019 Warrants”) to purchase the same number of shares at a price per share equal to $8.10. The July 2019 Warrants, if earned, will be exercisable until July 24, 2026 and will be exercised automatically on a net issuance basis if not exercised prior to the expiration date and if the then-current fair market value of one share of Common Stock is greater than the exercise price then in effect. Additionally, the March 2019 Warrants were amended to fix the number of shares that may be issued upon exercise of each such March 2019 Warrant at 29,167 shares of Common Stock.

The foregoing description of the July 2019 Warrants and the March 2019 Warrants is qualified in its entirety by reference to the full text of the July 2019 Warrants and the March 2019 Warrants, which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the July 2019 Warrants set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The Company issued to each Holder a July 2019 Warrant in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on the representations made by each Holder, including the representations with respect to each Holder’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each Holder’s investment intent.

Item 8.01. Other Events.

On July 29, 2019, the Company issued a press release announcing the signing of the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

First Amendment to Loan and Security Agreement dated as of July 25, 2019 by and among the Company, Silicon Valley Bank, in its capacity as administrative agent and collateral agent, Silicon Valley Bank, as a lender, WestRiver Innovation Lending Fund VIII, L.P., as a lender and each of the other lenders from time to time party thereto.

10.2	Warrant to Purchase Stock made by the Company in favor of Silicon Valley Bank, dated March 5, 2019, as amended.
10.3	Warrant to Purchase Stock made by the Company in favor of WestRiver Innovation Lending Fund VIII, L.P., dated March 5, 2019, as amended.
10.4	Warrant to Purchase Stock made by the Company in favor of Silicon Valley Bank, dated July 25, 2019.
10.5	Warrant to Purchase Stock made by the Company in favor of WestRiver Innovation Lending Fund VIII, L.P., dated July 25, 2019.
99.1	Press Release dated July 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSOME THERAPEUTICS, INC.

Date: July 29, 2019

	By:	/s/ Herriot Tabuteau, M.D.
Name: Herriot Tabuteau, M.D.
Title: Chief Executive Officer